SECOND EXTENSION AND MODIFICATION TO POST-PETITION
                           LOAN AND SECURITY AGREEMENT

      SECOND EXTENSION AND MODIFICATION TO POST-PETITION LOAN AND SECURITY AGREEMENT (the "Modification") dated June 12, 1998, by and between CONSOLIDATED STAINLESS, INC. (the "Borrower"), RONALD J. ADAMS and HARVEY B. ADAMS (collectively, the "Guarantors" and each, a "Guarantor"), and MELLON BANK, N.A. (the "Bank"). Borrower and Guarantors are sometimes collectively referred to herein as the "Obligors".

                                   BACKGROUND

      A. Pursuant to a certain Post-Petition Loan and Security Agreement dated December 12, 1997 by and between Borrower and Bank as modified on February 24, 1998, on March 4, 1998, on March 9, 1998, April 13, 1998 and April 16, 1998, and
as extended and modified by the Extension and Modification to Post-Petition Loan and Security Agreement dated May 29, 1998 (the "Loan Agreement"), Bank agreed, subject to the terms and conditions stated therein, to extend to Borrower a line of credit up to the maximum amount as defined therein (the "Line").

      B. By that certain Surety Agreement dated December 12, 1997, Guarantors agreed to guarantee and become sureties for certain obligations of Borrower to Bank, including those arising under the Loan Documents.

      C. Borrower has requested that Bank consent to the extension of the term and modification of certain provisions of the Loan Agreement, which Bank is willing to do upon and subject to the terms and conditions of this Modification.

      D. All capitalized terms not defined herein shall have the meanings set forth therefor in the Loan Agreement.

      NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. ACKNOWLEDGMENT OF DEFAULTS. Borrower hereby confirms and acknowledges that it is in default of its respective obligations under the Loan Documents as a result, inter alia, of (a) Borrower's failure to achieve projected monthly sales as required in Article 13.1(c) of the Loan Agreement, and
      (b) Borrower exceeding the Inventory Sublimit, WIP Sublimit and Permitted Overadvance as scheduled under the Loan Agreement. Borrower further acknowledges and agrees that the Bank has certain rights and remedies available to it as a result of the occurrence of the defaults, including the right to confess judgment against the Borrower and each Guarantor. BORROWER AND GUARANTORS EXPRESSLY AGREE THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OR RELEASE OF ANY EXISTING EVENTS OF DEFAULT OR OF ANY RIGHTS AND REMEDIES AVAILABLE TO BANK AS A RESULT THEREOF.

2.    MODIFICATIONS.

      The Loan Agreement shall be modified, effective as of June 15, 1998, as follows:

      a.    Schedule 1.57 shall be modified by substituting the following
            Schedule 1.57:

                        PERMITTED OUT-OF-FORMULA ADVANCES

       Time Period                   Permitted Out-of-Formula Advances
       -----------                   ---------------------------------

From June 15, 1998 to and            $2,131,000.00 less the Additional Reduction
including June 18, 1998              if any.

From June 19, 1998 to and            $2,100,000.00 less the Additional Reduction
including June 25, 1998              if any.

From June 26, 1998 and at            $2,030,000.00 less the Additional
all times thereafter                 Reduction, if any.

"Additional Reduction" means the sum of (i) fifty percent (50%) of the proceeds of Borrower's "Pre-Petition Delinquent Accounts" (defined as Borrower's pre-petition date accounts receivable that are ninety days or more past invoice date as of April 10, 1998), plus (ii) sixty-five percent (65%) of the amount by which the Value of Borrower's ineligible inventory is less than $1,000,000.00. Notwithstanding anything in the Loan Agreement, fifty percent (50%) of the proceeds of the collection of Pre-Petition Delinquent Accounts shall be applied to the reduction of the Permitted Out-of-Formula Advance at the Bank's discretion. The Additional Reduction shall apply upon the occurrence of either:
(a) June 27, 1998, or (b) the aggregate collection by Borrower of Borrower's Pre-Petition Delinquent Accounts in excess of $100,000.00 during the period June 15, 1998 through June 28, 1998. Any additional availability under the Line in excess of that set forth in the Budget may not be used by the Borrower for any cash disbursements other than the cash disbursements as set forth in the Budget, until the Bank and Borrower have agreed to a further reduction in the Permitted Out-of-Formula Advances beyond those set forth above.

      b.    Schedule 3.1(b) shall be modified by substituting the following
            Schedule 3.1(b):

                     SUBLIMITS ON INVENTORY AND WIP ADVANCES

A.    Inventory Sublimit

       Time Period                                 Inventory Sublimit
       -----------                                 ------------------

From June 15, 1998 to and including                $7,475,000.00
June 18, 1998

From June 19, 1998 to and including                $7,300,000.00
June 25, 1998

From June 26, 1998 and at all times                $7,200,000.00
thereafter

B.    WIP Sublimit

       Time Period                                 WIP Sublimit
       -----------                                 ------------

From June 15, 1998                                 $200,000.00
to and including June 25, 1998

From June 26, 1998 and at all times                $175,000.00
thereafter

      c.    Schedule 1.46 shall be modified by substituting the following
            Schedule 1.46:

                                 MAXIMUM AMOUNT

       Time Period                                 Maximum Amount
       -----------                                 --------------

From June 15, 1998 to and including                $12,000,000.00
June 18, 1998

From June 19, 1998 to and including                $11,900,000.00
June 25, 1998

From June 26, 1998 and at all times                $11,750,000.00
thereafter

      d. Paragraph 3.1(a) shall be modified by substituting the following Paragraph 3.1(a):

            3.1(a) Establishment of Line. Bank will establish for Borrower for and during the period from June 15 1998 until June 28, 1998 (as such period may be extended hereunder, the "Contract Period"), subject to the terms and conditions hereof, a revolving line of credit (the "Line") pursuant to which Bank will from time to time make loans or other extensions of credit to Borrower in an aggregate amount not exceeding at any time the lesser of: the (i) Borrowing Base, or (ii) Adjusted Maximum Amount and only for cash disbusements as set forth in the Budget. Within the limitations set forth in this Section 3.1, Borrower may borrow, repay and reborrow under the Line. The

            Line shall be subject to all terms and conditions set forth in all of the Loan Documents which terms and conditions are incorporated herein. Borrower's obligation to repay the loans and extensions of credit under the Line shall be evidenced by Borrower's promissory note (the "Line Note") in the maximum face amount of Nineteen Million Dollars ($19,000,000.00), dated December 12, 1997.

      e. Paragraph 3.1 (d) shall be modified by substituting the following Paragraph 3.1(d):

            3.1(d) Extension of Contract Period. Bank may extend the Contract Period beyond June 28, 1998 on terms and conditions acceptable to Bank and at Bank's sole discretion upon payment of an additional Loan Fee.

      f. Paragraph 8.28 shall be modified by substituting the following Paragraph 8.28:

            8.28 Permanent Financing Order. Borrower will use its best efforts to cause the Permanent Financing Order to be entered by the Bankruptcy Court on or before twenty (20) days after the date of entry of the Interim Financing Order.

      g.    The following paragraph 8.37 shall be added to the Loan Agreement:

            8.37 Financing of Manufacturing Facilities. As of June 28, 1998, Bank shall have no obligation to advance any sums to Borrower for any operational costs associated with the Lakeland and Auburndale manufacturing facilities including, but not limited to, payroll, payroll taxes and employee benefits.

      h. Paragraph 14.1 shall be modified by substituting the following Paragraph 14.1:

            14.1 Communications and Notices. All notices, requests and other communications made or given in connection with the Loan Documents shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

                  To Borrower:        Consolidated Stainless, Inc.

                                      1601 East Amelia Street
                                      Orlando, FL 32803
                                      Attention:  Ronald J. Adams, President
                                      Telecopier No.: (407) 895-5441

                  with a copy to:     Saul, Ewing, Remick & Saul LLP
                                      Centre Square West
                                      1500 Market Street, 38th Floor
                                      Philadelphia, PA 19102
                                      Attention:  Alan R. Gordon, Esquire
                                      Telecopier No.: (215) 972-7725

                  with a copy to:     Greenberg, Traurig, Hoffman, Lipoff, Rosen
                                      & Quentel
                                      Citicorp Center
                                      153 E. 53rd Street
                                      New York, NY 10022
                                      Attention:  Richard Tilton, Esquire
                                      Telecopier No.: (212) 223-7161

                  To Bank:            Mellon Bank, N.A.
                                      1735 Market Street, 6th Floor
                                      Philadelphia, PA 19101
                                      Attention: Ronald Comito, Vice President
                                      Telecopier No.: (215) 553-0201

                  with a copy to:     Klehr, Harrison, Harvey, Branzburg
                                      & Ellers LLP
                                      1401 Walnut Street
                                      Philadelphia, PA 19102
                                      Attention: Domenic E. Pacitti, Esquire
                                      Telecopier No.: (215) 568-6603

                  with a copy to:     Wolf, Block, Schorr & Solis-Cohen LLP
                                      111 South 15th Street
                                      Philadelphia, PA 19102
                                      Attention: Marvin Krasny, Esquire
                                      Telecopier No.:(215)977-2334

      i. Paragraph 8.16 shall be modified by substituting the following Paragraph 8.16:

            8.16 Maintenance of Management. Borrower shall cause its business to be continuously managed by its present management consisting of Ronald J. Adams as President and Co-CEO and Vincent

            Colistra of Phoenix Management Services, Inc. as Co-CEO on terms and conditions and with responsibilities acceptable to Bank.

      j. Paragraph 5.7 shall be modified by substituting the following Paragraph 5.7:

            5.7 Loan Fee. Borrower shall pay Bank a loan fee of $5,000.00, which fee shall be paid contemporaneously herewith.

      k. Paragraph 1.14 shall be modified by substituting the following Paragraph 1.14:

            1.14 "Budget" means that certain Budget and Cash Flow Projections dated June 11, 1998, prepared by Borrower for the period June 15, 1998 through June 26, 1998 and attached hereto as Exhibit "A", as the same may be updated from time to time. The Budget includes, without limitation, statements of receipts and disbursements and availability reports prepared on a weekly cash basis for the Contract Period, and balance sheets, profit and loss statements and cash flow statements prepared on a monthly accrual basis for the Contract Period.

      l. Paragraph 13.1 shall be modified by adding the following subparagraph 13.1(y):

            (y) The failure by the Borrower to file a Chapter 11 Plan of Reorganization on or before July 15, 1998 that is acceptable in all respects to Bank in Bank's sole discretion.

      m.    The following paragraph 8.38 shall be added to the Loan Agreement:

            8.38 Access to Investment Bankers. Borrower shall make available to Bank, and Bank may contact directly, the investment bankers retained by the Borrower. Such investment bankers shall discuss with and disclose to Bank any and all information regarding the potential sale of any of the Borrower's assets and any information requested by Bank. Bank agrees to attempt to notify Borrower prior to contacting the investment bankers, but Bank will notify Borrower when Bank has had contact with the investment bankers.

      n.    The following paragraph 8.39 shall be added to the Loan Agreement:

            8.39 Phoenix Management Services, Inc. Borrower shall retain Phoenix Management Services, Inc. and Vincent Colistra of Phoenix Management Services, Inc. as Co-CEO of the Borrower on terms and conditions and with responsibilities acceptable to Bank. At times convenient to Bank and Borrower, Vince Colistra and Phoenix Management Services, Inc. shall be available to Bank to apprise Bank of any issues and/or status with respect to the Borrower's operations, financing, asset disposition or reorganization. The compensation of Vincent Colistra and Phoenix Management Services, Inc. may be paid by Bank either debiting Borrower's account or advancing funds under the Line consistent with the Loan Agreement and this Modification.

      o.    The following paragraph 13.2 (d) shall be added to the Loan
            Agreement:

            13.2 (d) Borrower's Exclusivity Period. If Borrower fails to file a Chapter 11 Plan of Reorganization on or before July 15, 1998 or if any Plan of Reorganization that is filed by Borrower is not acceptable to Bank, in Bank's sole discretion, then Borrower agrees that any existing exclusive period in which to file or solicit acceptances to Borrower's Plan of Reorganization shall be dissolved as to Bank and Bank shall be permitted to file and solicit acceptances to its own Chapter 11 Plan, should Bank so chose.

3. OTHER REFERENCES. All references in the Loan Agreement and all the Loan Documents to the term "Loan Documents" shall mean the Loan Documents as defined therein, and this Modification, and any and all other documents executed and delivered by Borrower pursuant to and in connection herewith.

4.    FURTHER AGREEMENTS AND REPRESENTATIONS. Obligors hereby:

      a. Ratify, confirm and acknowledge that the Loan Agreement, as amended hereby, and the other Loan Documents continue to be valid, binding and in full force and effect;

      b. Covenant and agree to perform all of their respective obligations under the Loan Agreement, as amended hereby, and the Loan Documents;

      c. Acknowledge and agree that as of the date hereof, no Obligor has any defense, set-off, counterclaim or challenge against the payment of any sums constituting Bank Indebtedness or the enforcement of any of the terms of the Loan Agreement, as amended hereby, or any of the other Loan Documents;

      d. Ratify and confirm that all representations and warranties of the Obligors, contained in the Loan Agreement and/or the other Loan Documents, are true and complete on and as of the date hereof, as if made on and as of the date hereof;

      e. Acknowledge and agree that nothing contained herein shall be deemed to impair, reduce or release in any manner whatsoever any of the Obligations of Guarantors under the Surety Agreement;

      f. Represent and warrant that the execution and delivery of this Amendment by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

            i. have been duly authorized by all requisite corporate action by Borrower;

            ii. will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's Certificate of Incorporation or By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; and

            iii. will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank or as permitted hereunder or under the Loan Documents;

      g. Represent and warrant that all of the information described in the foregoing Background is accurate; and

      h. Acknowledge and agree that Obligors' failure to comply with or perform any of their respective covenants, agreements or obligations contained in this Amendment or any other documents executed and delivered by any of them in connection herewith will, subject to applicable notice, grace and cure periods, constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

5. NO NOVATION. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

6. NO FURTHER AMENDMENTS. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments or modifications to any of the Loan Documents.

7. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Modification and the terms and conditions of the Loan Agreement or the Loan Documents as previously modified, the terms and conditions of this Modification shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents as previously modified and not inconsistent herewith shall remain in full force and effect, and are hereby ratified and confirmed by Borrower and Guarantors.

8. CONSTRUCTION. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as modified hereby.

9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

11. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

12. COUNTERPARTS. This amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the day and year first above written.

                                             CONSOLIDATED STAINLESS, INC.


                                              By: /s/ Ronald Adams
                                                  -------------------------
                                              Ronald Adams, President
{CORPORATE SEAL}


                                              /s/ Ronald J. Adams    (SEAL)
                                              -----------------------------
                                              RONALD J. ADAMS

                                              Personally known /s/ WGB

                                              MELLON BANK, N.A.


                                              By:
                                                 --------------------------
                                              Name/Title:
                                                         ------------------

STATE OF FLORIDA :
                 : SS
COUNTY OF Orange :

      On this, the 12th day of June, 1998, before me, a notary public, personally appeared RONALD J. ADAMS, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.


                                 /s/ Winifred G. Bennett
                                 -----------------------
                                 Notary Public

                                 My Commission Expires:

                                ------------------------------------------------
                                             Winifred G. Bennett
                                    [SEAL]   Notary Public, State of Florida
                                             Commission No. CC 602158
                                             My Commission Exp. 01/13/2001

                                Bonded Through Fla. Notary Service & Bonding Co.
                                ------------------------------------------------